As filed with the Securities and Exchange Commission on July 28, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FIRST TRUST EXCHANGE-TRADED FUND VIII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Trust Exchange-Traded Fund VIII
First Trust Active Global Quality Income ETF (AGQI)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

July 28, 2026

Dear Shareholders:

I am writing to notify you of an important special meeting of the shareholders of First Trust Active Global Quality Income ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VIII (the “Trust”) (the special meeting for the Fund is referred to as the “Meeting”). The Meeting is scheduled to be held at the offices of First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), the Fund’s investment advisor, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, September 3, 2026, at 12:00 noon Central Time. At the Meeting, you will be asked to consider and vote on the following two proposals (collectively, the “Proposals”):

Proposal 1: To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors, as investment advisor, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Sub-Advisor”), as investment sub-advisor (the “New Sub-Advisory Agreement”).

Janus Henderson Investors currently serves as the Fund’s investment sub-advisor. Janus Henderson Group Ltd. (formerly, Janus Henderson Group plc) (“Janus Henderson Group”) is the parent company of Janus Henderson Investors. On December 21, 2025, Janus Henderson Group, Jupiter Company Limited, a company incorporated in Jersey (“Jupiter”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly-owned subsidiary of Jupiter (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Jupiter agreed to acquire Janus Henderson Group by Merger Sub merging with and into Janus Henderson Group, with Janus Henderson Group continuing as the surviving corporation and a wholly-owned subsidiary of Jupiter (the “Transaction”). Jupiter, formed for the purpose of completing the Transaction, is owned by, among others, funds affiliated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), and funds affiliated with General Catalyst Group Management, LLC, a Delaware limited liability company. The Transaction closed on June 30, 2026 (the “Closing”), and Janus Henderson Group is currently a wholly-owned subsidiary of Jupiter. Janus Henderson Investors remains an indirect wholly-owned subsidiary of Janus Henderson Group.

The Closing of the Transaction resulted in a change of control of Janus Henderson Investors and, consequently, an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s then-effective investment sub-advisory agreement with Janus Henderson Investors (the “Prior Sub-Advisory Agreement”), which caused such agreement to automatically terminate. Currently, Janus Henderson Investors provides investment sub-advisory services to the Fund on an interim basis as permitted under the 1940 Act. However, for Janus Henderson Investors to continue to serve as the Fund’s investment sub-advisor beyond the interim period (which is required to end by November 27, 2026), shareholders of the Fund will be asked at the Meeting to consider and vote on a proposal to approve the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement will have a new effective date and initial term. In addition, as discussed in further detail in the enclosed Proxy Statement, a provision has been added regarding potential reliance on “manager of managers” relief from the Securities and Exchange Commission, and the confidentiality provisions have been expanded to address “whistle blowing.” Otherwise, there are no material differences between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement. In particular, the New Sub-Advisory Agreement will not result in any changes to the investment management fee that the Fund pays to the Advisor or to the sub-advisory fee paid to Janus Henderson Investors by the Advisor out of the investment management fee. Further, it is important to note that the portfolio management team and day-to-day operations of the Fund have not changed and are not currently expected to change as a result of the Transaction.

Proposal 2: To approve a “manager of managers” structure for the Fund.

At the Meeting, shareholders will be asked to consider and vote to approve a “manager of managers” structure for the Fund. Under a “manager of managers” structure, the Advisor and the Trust would be permitted, subject to approval by the Board of Trustees of the Trust (the “Board”), to enter into and materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisors for the Fund without obtaining shareholder approval, thereby avoiding the potential expense and delay of holding a shareholder meeting to approve a new or materially amended sub-advisory agreement. Shareholders should understand, however, that if they approve the “manager of managers” structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for the Fund in the future. In addition, if the “manager of managers” structure is implemented, as described in more detail in the Proxy Statement, the Fund would be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis (rather than on an individual basis in accordance with otherwise applicable disclosure requirements).

Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders approve one Proposal, but not the other, the approved Proposal will be implemented. In addition to considering and voting on the Proposals, you will also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that shareholders vote to approve each Proposal.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

Sincerely,

James A. Bowen
Chairman of the Board

If You Need Any Assistance or Have Any Questions Regarding the Proposals or How To Vote Your Shares, Please Call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 745-0265 Weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund VIII

First Trust Active Global Quality Income ETF (AGQI)

Important Information for Shareholders

While we encourage you to read all of the proxy materials, we have provided a brief overview in the “Questions and Answers” (“Q&A”) below. The Q&A contains limited information, should be read in conjunction with the more detailed information contained in the Proxy Statement, and is qualified in its entirety by reference to the Proxy Statement.

Questions and Answers

Q.	Why am I receiving these proxy materials?
A.	You are receiving these proxy materials because, as of the close of business on July 20, 2026 (the “Record Date”), you were a shareholder of First Trust Active Global Quality Income ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VIII (the “Trust”) and, therefore, you are entitled to vote on two important matters concerning the Fund. More specifically, as described further below, shareholders are being asked to approve the following two proposals (each a “Proposal” and collectively, the “Proposals”):
•	A new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), the Fund’s investment advisor, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Sub-Advisor”), as investment sub-advisor; and
•	A “manager of managers” structure (the “Manager of Managers Structure”).

The Proposals will be considered at the Special Meeting of Shareholders of the Fund (the “Meeting”) that is scheduled to be held at the Wheaton, Illinois offices of the Advisor, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, September 3, 2026, at 12:00 noon Central Time.

Proposal 1: To Approve a New Sub-Advisory Agreement

Q.	Why are shareholders being asked to approve the New Sub-Advisory Agreement?
A.	Janus Henderson Group Ltd. (formerly, Janus Henderson Group plc) (“Janus Henderson Group”) is the parent company of Janus Henderson Investors. On December 21, 2025, Janus Henderson Group, Jupiter Company Limited, a company incorporated in Jersey (“Jupiter”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly-owned subsidiary of Jupiter (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Jupiter agreed to acquire Janus Henderson Group by Merger Sub merging with and into Janus Henderson Group, with Janus Henderson Group continuing as the surviving corporation and a wholly-owned subsidiary of Jupiter (the “Transaction”). Jupiter, formed for the purpose of completing the Transaction, is owned by, among others, funds affiliated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), and funds affiliated with General Catalyst Group Management, LLC, a Delaware limited liability company. The Transaction closed on June 30, 2026 (the “Closing”), and Janus Henderson Group is currently a wholly-owned subsidiary of Jupiter. Janus Henderson Investors remains an indirect wholly-owned subsidiary of Janus Henderson Group.

The Closing of the Transaction resulted in a change of control of Janus Henderson Investors and, consequently, an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s then-effective investment sub-advisory agreement with Janus Henderson Investors (the “Prior Sub-Advisory Agreement”), which caused the Prior Sub-Advisory Agreement to automatically terminate. Currently, Janus Henderson Investors provides investment sub-advisory services to the Fund on an interim basis as permitted under the 1940 Act. However, for Janus Henderson Investors to continue to serve as the Fund’s investment sub-advisor beyond the interim period (which is required to end by November 27, 2026), shareholders of the Fund will be asked at the Meeting to consider and vote on a proposal to approve the New Sub-Advisory Agreement. The New Sub-Advisory Agreement has been approved by the Board of Trustees of the Trust (the “Board”) and will become effective upon shareholder approval.

Please see “Proposal 1: To Approve a New Investment Sub-Advisory Agreement” in the enclosed Proxy Statement for additional information.

Q.	Are the Transaction and implementation of the New Sub-Advisory Agreement expected to result in any significant changes affecting the Fund?
A.	No significant changes to the Fund have occurred or are currently expected to occur as a result of the Transaction. The portfolio management team and day-to-day operations of the Fund have not changed and are not currently expected to change. Further, the Fund’s investment objective and investment policies are currently expected to remain the same.

The New Sub-Advisory Agreement will have a new effective date and initial term. In addition, as discussed in further detail in the enclosed Proxy Statement, a provision has been added regarding potential reliance on “manager of managers” relief from the Securities and Exchange Commission, and the confidentiality provisions have been expanded to address “whistle blowing.” Otherwise, there are no material differences between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement. In particular, the New Sub-Advisory Agreement will not result in any changes to the investment management fee that the Fund pays to the Advisor or to the sub-advisory fee paid to Janus Henderson Investors by the Advisor out of the investment management fee.

Q.	What happens if shareholders do not approve the New Sub-Advisory Agreement?
A.	If shareholders do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund, which may include resubmitting the New Sub-Advisory Agreement to the shareholders of the Fund.

Proposal 2: To Approve the Manager of Managers Structure

Q.	What is the Manager of Managers Structure and why is it being proposed?
A.	In general terms, the Manager of Managers Structure would permit the Advisor and the Trust, subject to approval by the Board, to enter into and materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisors for the Fund without obtaining shareholder approval. The Manager of Managers Structure is intended to enable the Fund to operate with greater efficiency with respect to sub-advisory arrangements by avoiding the potential expense and delays associated with obtaining shareholder approval of new and materially amended sub-advisory agreements. The Board believes that it is in the best interests of the Fund and its shareholders to allow the Advisor the flexibility to appoint and replace sub-advisors (including both affiliated sub-advisors and unaffiliated sub-advisors) and to amend sub-advisory agreements, subject to Board approval, without the potential expense and delay of seeking shareholder approval. Shareholders should understand, however, that if they approve the Manager of Managers Structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for the Fund in the future. In addition, if the Manager of Managers Structure is implemented, as described in more detail in the Proxy Statement, the Fund would be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis (rather than on an individual basis in accordance with otherwise applicable disclosure requirements).
Q.	What are some of the ways in which shareholders’ interests would be protected if the Fund implements the proposed Manager of Managers Structure?
A.	Although shareholder approval of new sub-advisory agreements and material amendments to existing sub-advisory agreements would not be required under the proposed Manager of Managers Structure, the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined by the 1940 Act (the “Independent Trustees”), would continue to oversee the sub-advisor selection process to help ensure that shareholders’ interests are protected whenever the Advisor would seek to select a sub-advisor or modify a sub-advisory agreement. Further, the Board, including a majority of the Independent Trustees, would continue to review and consider the continuance of each existing sub-advisory agreement at least annually after the expiration of the initial term. In addition, within 90 days after the hiring of any new sub-advisor, the Fund would be required to provide or make available to shareholders an information statement containing information about the sub-advisor and the applicable sub-advisory agreement, similar to that which would have been provided in a proxy statement in the absence of the Manager of Managers Structure (but shareholders would not be asked to vote on the matter). Please see “Proposal 2: To Approve a ‘Manager of Managers’ Structure” in the enclosed Proxy Statement for additional information.

Q.	Could the Fund’s investment management fee increase as a result of the Manager of Managers Structure?
A.	No. The proposed Manager of Managers Structure would not permit investment management fees paid by the Fund to the Advisor to be increased without shareholder approval.
General
Q.	How does the Board recommend that shareholders vote on the Proposals?
A.	After careful consideration, the Board unanimously recommends that shareholders vote “FOR” each Proposal.
Q.	What happens if only one Proposal is approved by shareholders?
A.	Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders approve one Proposal but not the other, the approved Proposal will be implemented.
Q.	Does my participation make a difference?
A.	Yes, no matter how many shares of the Fund you own, your participation is important to help ensure that the Proposals can be approved. We encourage all shareholders to participate by returning their proxies as soon as possible. If enough shareholders do not vote their proxies, the Fund may not be able to hold its Meeting or the vote on the Proposals, and additional solicitation efforts may be needed in order to obtain sufficient shareholder participation.
Q.	How do I cast my vote?
A.	You may vote in any one of four ways:
•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting.

Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?
A.	The costs associated with obtaining shareholder approval of the Proposals, including, among other things, the costs of preparing, printing and mailing the enclosed proxy card, accompanying notice and Proxy Statement and costs incurred in connection with the solicitation of proxies to be voted at the Meeting, will be borne by Janus Henderson Investors (and/or its affiliates), whether or not the Proposals are approved by shareholders.

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 745-0265 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

First Trust Exchange-Traded Fund VIII
First Trust Active Global Quality Income ETF (AGQI)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders
to be held on September 3, 2026

July 28, 2026

To the Shareholders of First Trust Active Global Quality Income ETF:

Notice is hereby given that a Special Meeting of Shareholders (referred to as the “Meeting”) of First Trust Active Global Quality Income ETF (the “Fund”), a series of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), is scheduled to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, September 3, 2026, at 12:00 noon Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 and Proposal 2 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

Proposal 1. To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment advisor, and Janus Henderson Investors US LLC, as investment sub-advisor.

Proposal 2. To approve a “manager of managers” structure, whereby (i) the Fund’s investment advisor and the Trust, subject to certain conditions, will be able to enter into and materially amend investment sub-advisory agreements for the Fund with approval by the Board of Trustees of the Trust but without obtaining shareholder approval; and (ii) the Fund will be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis.

The close of business on July 20, 2026 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 745-0265 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

PROXY STATEMENT TABLE OF CONTENTS

Page

Proxy Statement	1
Background—The Proposals	1
How to Vote	2
Proposal 1: To Approve a New Investment Sub-Advisory Agreement	3
Background	3
Additional Information about Janus Henderson Investors	4
Portfolio Management	5
Section 15(f) of the 1940 Act	6
The Prior Sub-Advisory Agreement	7
Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement	7
Interim Sub-Advisory Agreement	11
Board Considerations	11
Shareholder Approval and Required Vote	14
Proposal 2: To Approve a “Manager of Managers” Structure	15
Background	15
Relevant SEC Relief	15
Additional Information about the Manager of Managers Structure and the Relief	16
Aggregate Fee Disclosure	17
Shareholder Approval and Required Vote	17
Additional Information	18
General Information—Solicitation of Proxies	18
The Meeting and Voting Rights	18
Use and Revocation of Proxies	19
Quorum Requirements, Postponements and Adjournments	19
Shares Outstanding	20
Share Ownership Over 5%	20
Share Ownership of Trustees and Executive Officers	21
The Advisor	21
Other Service Providers	21
Delivery of Certain Documents	22
Submission of Shareholder Proposals	22
Other Matters to Come Before the Meeting	23
Exhibit A — Form of New Investment Sub-Advisory Agreement	A-1

First Trust Exchange-Traded Fund VIII
First Trust Active Global Quality Income ETF (AGQI)

Special Meeting of Shareholders
to be held on September 3, 2026

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Proxy Statement

July 28, 2026

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about August 4, 2026.

This Proxy Statement is being furnished by the Board of Trustees (the “Board” or the “Board of Trustees”) of First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust Active Global Quality Income ETF (the “Fund”), a series of the Trust, that is scheduled to be held at the offices of First Trust Advisors L.P., the Fund’s investment advisor (the “Advisor” or “First Trust Advisors”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, September 3, 2026, at 12:00 noon Central Time and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

Background—The Proposals

As discussed in more detail below, at the Meeting, shareholders will be asked to consider and vote on the proposals set forth below and to transact such other business as may properly come before the Meeting:

•	Proposal 1: To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors, as investment advisor, and Janus Henderson Investors US LLC (“Janus Henderson Investors” or the “Sub-Advisor”), as investment sub-advisor (the “New Sub-Advisory Agreement”).
•	Proposal 2: To approve a “manager of managers” structure, whereby (i) the Fund’s investment advisor and the Trust, subject to certain conditions, will be able to enter into and materially amend investment sub-advisory agreements for the Fund with approval by the Board of Trustees but without obtaining shareholder approval; and (ii) the Fund will be permitted to disclose certain advisory and sub-advisory fee information, as applicable, on an aggregate basis.

Proposal 1 and Proposal 2 are referred to collectively as the “Proposals” and each as a “Proposal.” Proposal 1 and Proposal 2 are not contingent on each other, meaning that if shareholders approve one Proposal but not the other, the approved Proposal will be implemented.

The Board recommends that shareholders vote “FOR” each Proposal.

How to Vote

Shareholders of record as of the close of business on July 20, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting (including any postponements or adjournments). Shareholders may vote on the Proposals by telephone or over the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. For more information, see “Additional Information – The Meeting and Voting Rights.”

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to Be Held on September 3, 2026. This Proxy Statement is available on the Internet at: https://www.ftportfolios.com/LoadContent/gwhuocjwgoay. The Fund’s most recent annual and semi-annual reports are also available on the Internet at: https://www.ftportfolios.com/retail/ETF/ETFfundNews.aspx?Ticker=AGQI. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P. at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 621-1675. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 745-0265 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Proposal 1: To Approve a New Investment Sub-Advisory Agreement

Background

At the Meeting, shareholders will be asked to consider and vote on a proposal to approve a new investment sub-advisory agreement (previously defined as the “New Sub-Advisory Agreement”) for the Fund with the Fund’s investment sub-advisor, Janus Henderson Investors US LLC (previously defined as “Janus Henderson Investors” or the “Sub-Advisor”). As discussed below, the closing of the Transaction (as defined below) operated as an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s prior sub-advisory agreement among the Trust, on behalf of the Fund, the Advisor and Janus Henderson Investors (the “Prior Sub-Advisory Agreement”), resulting in its automatic termination. Currently, Janus Henderson Investors provides investment sub-advisory services to the Fund on an interim basis as permitted under the 1940 Act. However, for Janus Henderson Investors to continue to serve as the Fund’s investment sub-advisor beyond the interim period (which is required to end by November 27, 2026), shareholders of the Fund will be asked at the Meeting to consider and vote on a proposal to approve the New Sub-Advisory Agreement.

Janus Henderson Investors is an indirect wholly-owned subsidiary of Janus Henderson Group Ltd. (formerly, Janus Henderson Group plc) (“Janus Henderson Group”). Janus Henderson Group is a global active asset manager with approximately $480 billion in assets under management as of March 31, 2026. On December 21, 2025, Janus Henderson Group, Jupiter Company Limited, a company incorporated in Jersey (“Jupiter”), and Jupiter Merger Sub Limited, a company incorporated in Jersey and a wholly-owned subsidiary of Jupiter (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which, in accordance with the Companies (Jersey) Law 1991 (as amended from time to time), Jupiter agreed to acquire Janus Henderson Group by Merger Sub merging with and into Janus Henderson Group, with Janus Henderson Group continuing as the surviving corporation and a wholly-owned subsidiary of Jupiter (the “Transaction”). The Transaction closed on June 30, 2026 (the “Closing”), and, as a result, Janus Henderson Group is currently a wholly-owned subsidiary of Jupiter. Janus Henderson Investors remains an indirect wholly-owned subsidiary of Janus Henderson Group.

Jupiter was formed by funds affiliated with Trian Fund Management, L.P., a Delaware limited partnership (“Trian”), solely for the purpose of engaging in the transactions contemplated by the merger agreement. Jupiter is owned by, among others, funds affiliated with Trian and funds affiliated with General Catalyst Group Management, LLC, a Delaware limited liability company (“General Catalyst”). The address of Jupiter and Trian is 280 Park Avenue, 41st Floor, New York, New York 10017. General Catalyst is a global investment and transformation company with a focus on applying artificial intelligence to enhance business operations. General Catalyst’s address is 20 University Road, Fourth Floor, Cambridge, Massachusetts 02138.

Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, provide for its automatic termination in the event of its “assignment.” The Closing of the Transaction resulted in a change of control of Janus Henderson Investors and, consequently, an “assignment” (as defined in the 1940 Act) of the Prior Sub-Advisory Agreement, which caused the Prior Sub-Advisory Agreement to automatically terminate as of June 30, 2026. As described below, Janus Henderson Investors currently serves as the Fund’s investment sub-advisor pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, the Advisor and Janus Henderson Investors. (See “Interim Sub-Advisory Agreement” below.)

In anticipation of the Transaction and the termination of the Prior Sub-Advisory Agreement, at a meeting held on April 13, 2026 (the “April Board Meeting”), the Board, after careful consideration, determined that it would be in the best interests of the Fund for Janus Henderson Investors to continue to act as the investment sub-advisor to the Fund following the Closing of the Transaction. Accordingly, at the April Board Meeting, as permitted under the 1940 Act and Rule 15a-4 thereunder, the Board, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved the Interim Sub-Advisory Agreement to ensure the continuation of investment sub-advisory services to the Fund. In addition, at a meeting held on June 7-8, 2026, after careful consideration, the Board, including the Independent Trustees, approved, subject to shareholder approval, the New Sub-Advisory Agreement. (See “Board Considerations” below.) The Interim Sub-Advisory Agreement became effective as of June 30, 2026 and, pursuant to Rule 15a-4, will be in effect no longer than through November 27, 2026 (the “Interim Termination Date”), which is 150 days after the termination of the Prior Sub-Advisory Agreement. Accordingly, shareholders are being asked to approve the New Sub-Advisory Agreement at the Meeting. The New Sub-Advisory Agreement will become effective upon shareholder approval. If shareholders do not approve the New Sub-Advisory Agreement by the Interim Termination Date, the Board will take such action as it deems to be in the best interests of the Fund, which may include resubmitting the New Sub-Advisory Agreement to the shareholders of the Fund.

It is important to note that the portfolio management team and day-to-day operations of the Fund have not changed and are not currently expected to change as a result of the Transaction. Further, the Fund’s investment objective and investment policies are expected to remain the same.

Additional Information about Janus Henderson Investors

Janus Henderson Investors, an investment advisor registered with the Securities and Exchange Commission (“SEC”), is organized as a Delaware limited liability company. Janus Henderson Investors is an indirect wholly-owned subsidiary of Janus Henderson Group, a global active asset manager. Janus Henderson US (Holdings) Inc., the direct parent of Janus Henderson Investors, completed a strategic combination with Henderson Group plc in May 2017 to form Janus Henderson Group. Janus Henderson Investors has served as investment advisor or investment sub-advisor to mutual funds, exchange-traded funds (“ETFs”), separately managed accounts and non-registered investment products. The business address of Janus Henderson US (Holdings) Inc. and Janus Henderson Investors is 151 Detroit Street, Denver, Colorado 80206. The business address of Janus Henderson Group is 201 Bishopsgate, London, EC2M 3AE, United Kingdom.

Information regarding the principal executive officers and directors of Janus Henderson Investors is set forth below:

Name	Position(s) with Janus Henderson Investors
Chris Campbell	Treasurer
Berg Crawford	Chief Accounting Officer
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Deputy General Counsel
Karlene Lacy	Global Head of Tax
Kristin Mariani	Head of Compliance, North America
Michelle Rosenberg	Chief Administrative Officer, General Counsel, Secretary and President
Steven Saba	Director, Corporate Accounting
Steven Schneider	Assistant Secretary
Michael Schweitzer	Head of Retail Distribution, North America
Greg Trinks	Head of US Products

The business address of each individual listed above is 151 Detroit Street, Denver, Colorado 80206.

Portfolio Management

The Closing has not resulted and is not expected to result in any changes to the portfolio managers serving the Fund, identified below. The Fund’s portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund’s investment portfolio. Each has served as part of the portfolio management team of the Fund since November 2023.

Ben Lofthouse, CFA, Head of Global Equity Income of Janus Henderson Investors

Ben Lofthouse is Head of Global Equity Income at Janus Henderson Investors, a position he has held since 2018. Prior to this, Mr. Lofthouse was a director and has been part of the Global Equity Income Team since joining Henderson Group plc (“Henderson”) in 2004 and has managed several equity income mandates since 2008. Prior to Henderson, Mr. Lofthouse worked as an accountant at PricewaterhouseCoopers, where he started his career in 1998. Mr. Lofthouse graduated with a BA degree (Hons) in business economics from Exeter University. He is an associate of the Institute of Chartered Accountants in England and Wales (CA) and holds the Chartered Financial Analyst designation. He has 28 years of financial industry experience.

Faizan Baig, CFA, Portfolio Manager of Janus Henderson Investors

Faizan Baig, CFA, is a Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position he has held since 2020. Before that, he was a research analyst at the firm. Prior to joining Henderson in 2015, Mr. Baig was a senior global long/short equity analyst at RWC Partners working on the firm’s global hedge fund. Before that, he worked for Morgan Stanley Wealth Management, where he began his career as a global equity analyst and later became a junior portfolio manager performing fundamental bottom-up analysis of companies across all sectors. In addition to generalist stock picking, he was responsible for the technology sector and advised on construction of global equity portfolios. Mr. Baig holds a BEng degree in electrical and electronic engineering from University College London. He holds the Chartered Financial Analyst designation and has 19 years of financial industry experience.

Charlotte Greville, CFA, Portfolio Manager of Janus Henderson Investors

Charlotte Greville, CFA, is a Portfolio Manager on the Global Equity Income Team at Janus Henderson Investors, a position she has held since 2024. She joined the team in 2014 and has held a number of positions, including analyst roles, most recently as associate portfolio manager from 2022. Ms. Greville joined Henderson in 2011 as part of the graduate scheme. Ms. Greville received a BS degree in psychology from the University of St. Andrews. She holds the Investment Management Certificate and the Chartered Financial Analyst designation. She has 15 years of financial industry experience.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment advisor or predecessor advisor. During the three-year period immediately following the consummation of the Transaction, it is anticipated that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) of Janus Henderson Investors. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment advisor, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. Janus Henderson Investors will not impose or seek to impose any “unfair burden” on the Fund as a result of the Transaction.

The Prior Sub-Advisory Agreement

Janus Henderson Investors has served as the investment sub-advisor to the Fund since the Fund commenced operations as an ETF on November 21, 2023. On November 21, 2023, the Fund acquired the assets of First Trust Dynamic Europe Equity Income Fund (FDEU), a closed-end fund that was also advised by First Trust Advisors and sub-advised by Janus Henderson Investors. Set forth below is information pertaining to the Prior Sub-Advisory Agreement.

Date of Prior Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date(s)/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
November 21, 2023	The Prior Sub-Advisory Agreement was approved by the initial shareholder of the Fund on November 17, 2023 in connection with the launch of the Fund.	June 8-9, 2025; June 7-8, 2026; Continuation of Prior Sub-Advisory Agreement

Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement

Below is a brief comparison of the material terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. As described below, the New Sub-Advisory Agreement will not result in any changes to the investment sub-advisory fee paid by the Advisor to the Sub-Advisor. In addition, entry into the New Sub-Advisory Agreement will have no effect on the investment management fee that the Fund pays to the Advisor. The New Sub-Advisory Agreement will have a new effective date and initial term. Further, the New Sub-Advisory Agreement will include a new provision regarding compliance with the terms and conditions of relief from the SEC relating to a “manager of managers structure,” to the extent applicable to the Fund. (See “Potential Reliance on ‘Manager of Managers Relief’” below and Proposal 2.) In addition, in the New Sub-Advisory Agreement, the provisions regarding confidentiality will be expanded to specifically address “whistle blowing.” Except as described above, there are no material differences between the terms of the New Sub-Advisory Agreement and those of the Prior Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will become effective upon such approval and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under “Continuance.” The summary set forth below is qualified by reference to the form of the New Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A. You should refer to Exhibit A for the complete terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. As it did under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the supervision of the Board and the Advisor, the Sub-Advisor will act as sub-advisor for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund allocated to the Sub-Advisor from time to time. Further, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will be required, among other things, to monitor the Fund’s investments or other instruments and to comply with the provisions of the Trust’s Declaration of Trust and By-Laws and the stated investment objective, policies and restrictions of the Fund.

Potential Reliance on “Manager of Managers Relief.”  The New Sub-Advisory Agreement (but not the Prior Sub-Advisory Agreement) provides that to the extent the Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulations permitting, in general terms, the Fund to hire one or more sub-advisors or amend a sub-advisory agreement without shareholder approval (collectively, “Manager of Managers Relief”), the Sub-Advisor will (i) comply with any terms and conditions provided in the Manager of Managers Relief that are applicable to it and (ii) cooperate with the Fund and the Advisor in conjunction with their respective compliance with any terms and conditions provided in the Manager of Managers Relief that are applicable to either of them. (Shareholders of the Fund are being asked to approve a “manager of managers structure.” See Proposal 2.)

Brokerage and Trade Execution.  As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement states that the Sub-Advisor will have no authority or responsibility to select brokers or dealers or otherwise place orders for the execution of the purchases and sales of portfolio investments on behalf of the Fund, unless and until such time as the Trust, the Advisor and the Sub-Advisor mutually agree that the Sub-Advisor will be authorized to undertake such activities on behalf of the Fund. Further, as was provided in the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement also states that unless and until otherwise directed by the Advisor, orders for purchases and sales of portfolio investments will be communicated from the Sub-Advisor to the Advisor.

Proxy Voting.  As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, unless otherwise directed by the Board or the Advisor, the Sub-Advisor is authorized to take any action with respect to voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time, consistent with the Sub-Advisor’s obligations under Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, at its sole discretion in accordance with its proxy voting policies and procedures.

Payment of Expenses. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will agree to pay all its expenses incurred by it in connection with its activities under such Agreement other than the cost of securities and other assets (including but not limited to brokerage commissions, taxes and other expenses connected with the execution of portfolio transactions) purchased, sold or otherwise disposed of, for the Fund. In addition, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will agree to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement by the Sub-Advisor (even if a proposed, expected or possible assignment ultimately does not take place) (collectively, the “Assignment Expenses”). Further, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will agree to pay one-half of all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any), but excluding (i) the Sub-Advisory Fee (as defined below); (ii) the Management Fee (as defined below); (iii) interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs); (iv) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any; and (v) extraordinary expenses (collectively, the “Fund Expenses”) in the manner described below under “Fees.”

Fees. The New Sub-Advisory Agreement will not result in changes to the investment sub-advisory fee paid by the Advisor to the Sub-Advisor. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a portfolio management fee (“Sub-Advisory Fee”) equal to 50% of the Management Fee (as defined below); provided, however, such Sub-Advisory Fee payment will be reduced by the amount of the combined Assignment Expenses (if any) and Fund Expenses (collectively, the “Sub-Advisor’s Expenses”) owed by the Sub-Advisor. Further, as was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that if the Sub-Advisor’s Expenses owed by the Sub-Advisor are greater than the Sub-Advisory Fee, the Sub-Advisor will pay the Fund/Advisor the difference by the date the Sub-Advisory Fee would have been due.

The Fund has agreed to pay the Advisor an annual unitary management fee (the “Management Fee”) that starts at an annual rate equal to 0.85% of average daily net assets but is reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee Rate	Breakpoints
0.85000%	Fund net assets up to and including $2.5 billion
0.82875%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.80750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.78625%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.76500%	Fund net assets greater than $10 billion

Accordingly, during any period in which the Advisor’s Management Fee is reduced in accordance with the breakpoints described above, the Sub-Advisory Fee paid to the Sub-Advisor (which, as described above, is based on the Management Fee) will also be reduced.

For the Fund’s last fiscal year (ended November 30, 2025), (a) the aggregate amount of the Management Fee paid by the Fund to the Advisor was $475,118, and (b) the aggregate amount of the Sub-Advisory Fee paid by the Advisor to the Sub-Advisor was $160,921.

Limitation of Liability.  As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for, and the Fund, Trust and Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Advisor’s duties under the Agreement, except that the Sub-Advisor will be liable for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under the Agreement, or by reason of the Sub-Advisor’s reckless disregard of its obligations and duties under the Agreement.

Continuance.  The Prior Sub-Advisory Agreement was originally in effect for an initial term of two years and provided that it could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Termination.  As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination: (i) automatically in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder); (ii) at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days’ written notice to the other parties; and (iii) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days’ written notice to the Sub-Advisor without the payment of any penalty. In addition, consistent with the corresponding provisions of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement will be terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors have taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

Confidentiality. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement includes a provision regarding the treatment of non-public information by the parties. More specifically, subject to certain carve-outs and exceptions, the Sub-Advisor agrees to treat as confidential and use only in connection with the Fund in accordance with the Agreement all non-public information of the Fund and the Advisor delivered or disclosed in writing to the Sub-Advisor in the course of the Sub-Advisor’s performances under the Agreement. In turn, subject to certain carve-outs and exceptions, the Advisor, the Fund and the Trust agree to treat as confidential and use only in connection with the Fund in accordance with the Agreement all non-public information of the Sub-Advisor delivered or disclosed in writing to the Fund or the Advisor in the course of the Sub-Advisor’s performances under the Agreement. In addition, a provision that was not included in the Prior Sub-Advisory Agreement has been added to the New Sub-Advisory Agreement and states that, for the avoidance of doubt, nothing in the Agreement is intended to impede, prohibit, or in any way restrict a party from reporting potential violations of federal or state securities or commodities laws or regulations (i.e., “whistle blowing”) to, or otherwise communicating directly with or providing information to (including voluntarily), any governmental agency or entity, including, but not limited to, the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission or any agency’s inspector general or staff, or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation.

Interim Sub-Advisory Agreement

As indicated above, Janus Henderson Investors currently acts as the investment sub-advisor to the Fund pursuant to the Interim Sub-Advisory Agreement, which became effective as of June 30, 2026. Unless terminated sooner in accordance with its terms, the Interim Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days’ written notice to the Sub-Advisor without the payment of any penalty. (The Prior Sub-Advisory Agreement required 60 days’ notice.)

Under the Interim Sub-Advisory Agreement, the rate of compensation paid to the Sub-Advisor is the same as that paid to it under the Prior Sub-Advisory Agreement. (See “Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement – Fees” above for a description of how the compensation paid by the Advisor to the Sub-Advisor is determined, including the reduction of the Sub-Advisory Fee payment by the amount of Sub-Advisor’s Expenses (i.e., combined Assignment Expenses and Fund Expenses) owed by the Sub-Advisor.) However, the compensation accrued under the Interim Sub-Advisory Agreement is required to be held in an interest-bearing escrow account with the Fund’s custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement is approved by shareholders of the Fund by the Interim Termination Date, the amount in the escrow account (including interest earned) will be paid to the Sub-Advisor. However, if shareholders do not approve the New Sub-Advisory Agreement by such date, the Sub-Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Sub-Advisor in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Other than the differences described above (i.e., relating to effective date, term, termination and compensation arrangements), there are no material differences between the terms of the Prior Sub-Advisory Agreement and those of the Interim Sub-Advisory Agreement.

Board Considerations

The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement at a meeting held on June 7-8, 2026. The Board determined that approval of the New Sub-Advisory Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

The Sub-Advisor previously served as investment sub-advisor to the Fund pursuant to the Prior Sub-Advisory Agreement and currently serves as investment sub-advisor to the Fund pursuant to the Interim Sub-Advisory Agreement, which the Board approved at a special meeting held on April 13, 2026. In February 2026, the Board was informed that the Sub-Advisor’s parent company, Janus Henderson Group, intended to enter into an agreement to be acquired by Trian Fund Management, L.P. and its affiliated funds (for purposes of this discussion, collectively referred to as “Trian”), and General Catalyst Group Management, LLC and its affiliated funds (for purposes of this discussion, collectively referred to as “General Catalyst”) (previously defined as the “Transaction”). The Board was informed that the consummation of the Transaction would result in an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act, and as a result, the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The New Sub-Advisory Agreement was proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund by the Sub-Advisor following the consummation of the Transaction. The Board noted that the New Sub-Advisory Agreement would be submitted to shareholders for their approval and that the Sub-Advisor and/or its affiliates will bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

To reach its determination in approving the New Sub-Advisory Agreement, the Board considered its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 13, 2026 and June 7-8, 2026, the Board, including the Independent Trustees, reviewed materials provided by the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge Financial Solutions, Inc., an independent source; the nature of expenses incurred in providing services to the Fund and the potential for the Sub-Advisor to realize economies of scale, if any; financial data for the Sub-Advisor; any indirect benefits to the Sub-Advisor; information on the Sub-Advisor’s compliance program; information about Trian and General Catalyst; and the structure and details of the Transaction and its expected impact on the Sub-Advisor’s management of the Fund. The Board reviewed initial materials with the Advisor and the Sub-Advisor at the meeting held on April 13, 2026, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 7-8, 2026 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement among the Trust on behalf of the Fund, the Advisor and the Sub-Advisor would be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the New Sub-Advisory Agreement, the Board had received sufficient information to approve the New Sub-Advisory Agreement.

In reviewing the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of the services to be provided by the Sub-Advisor under the New Sub-Advisory Agreement, which are not expected to materially change from the services already provided under the Prior Sub-Advisory Agreement. The Board reviewed the materials provided by the Sub-Advisor and considered the services that it would continue to provide to the Fund, including its day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted that the same portfolio management team currently providing sub-advisory services to the Fund under the Prior Sub-Advisory Agreement would continue to provide services to the Fund under the New Sub-Advisory Agreement. The Board also noted the Sub-Advisor’s representation that the Sub-Advisor did not expect any impact to its client service as a result of the Transaction and that the Sub-Advisor anticipates no changes to the key personnel or other employees who provide services to the Fund, including compliance personnel. The Board noted that the Fund is an actively-managed exchange-traded fund and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the April 13, 2026 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisor under the New Sub-Advisory Agreement are expected to be satisfactory.

The Board considered the sub-advisory fee rate to be payable under the New Sub-Advisory Agreement for the services provided, noting that it would be the same as the sub-advisory fee rate paid under the Prior Sub-Advisory Agreement. The Board noted that the sub-advisory fee would be paid by the Advisor from its unitary fee. The Board considered information provided by the Sub-Advisor to the effect that it has no other clients with investment objectives and policies broadly similar to those of the Fund.

Because the same portfolio management team that currently manages the Fund’s investment portfolio under the Prior Sub-Advisory Agreement will continue to manage the Fund’s investment portfolio under the New Sub-Advisory Agreement, the Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board also received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2025 to the performance of the funds in the Performance Universe and to that of a benchmark index. The Board noted the Sub-Advisor’s discussion of the Fund’s performance at the April 13, 2026 meeting.

On the basis of all the information provided on the sub-advisory fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the sub-advisory fee rate for the Fund was reasonable and appropriate in light of the nature, extent and quality of the services expected to be provided by the Sub-Advisor to the Fund under the New Sub-Advisory Agreement.

The Board considered the Sub-Advisor’s statements that the expenses incurred by the Sub-Advisor are primarily fixed, and that the Sub-Advisor believes that fixed expenses will remain approximately the same for the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for the Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the expected profitability of the Sub-Advisor with respect to the Fund. The Board concluded that a profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund and noted that, in respect to the Fund, the Sub-Advisor pays for research from its own profits and losses (hard dollars) and does not use soft dollars. The Board also noted certain additional indirect benefits identified by the Sub-Advisor deriving from its association with the Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not expected to be unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Shareholder Approval and Required Vote

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions will have the effect of a vote against Proposal 1. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients before the Meeting on how to vote their shares on Proposal 1. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 1 with respect to shares for which no instructions have been received from customers.

The Board of Trustees recommends that shareholders vote to approve the New Sub-Advisory Agreement.

Proposal 2: To Approve a “Manager of Managers” Structure

Background

The Board has approved, and recommends that shareholders approve, a “manager of managers” structure for the Fund (the “Manager of Managers Structure”). In general terms, the Manager of Managers Structure would permit the Advisor and the Trust, subject to approval by the Board, to enter into and materially amend sub-advisory agreements with affiliated and unaffiliated sub-advisors for the Fund without shareholder approval. As described below, the Manager of Managers Structure is intended to enable the Fund to operate with greater efficiency with respect to sub-advisory arrangements by avoiding the potential expense and delays associated with obtaining shareholder approval of new and materially amended sub-advisory agreements. In addition, under the Manager of Managers Structure, the Fund would be permitted to disclose, as applicable, certain information regarding investment advisory and sub-advisory fees on an aggregate, rather than an individual, basis in various disclosure documents (“aggregate fee disclosure”). It is important to note, however, that the Manager of Managers Structure would not affect the amount of investment advisory fees paid by the Fund.

Under Section 15 of the 1940 Act, an investment advisor generally cannot enter into or materially amend a sub-advisory agreement without obtaining shareholder approval. Section 15 also requires that an investment advisory contract (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes a change of control of an investment advisor (including a sub-advisor). To comply with Section 15 of the 1940 Act, a fund generally must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisors, replace an existing sub-advisor, materially change the terms of a sub-advisory agreement, or continue to retain an existing sub-advisor when that sub-advisor’s sub-advisory agreement terminates because of an “assignment” (even if the portfolio management team and the sub-advisory fee will not change). The shareholder approval process can be time-consuming and costly given the need to create and distribute proxy materials and solicit votes from shareholders; however, a fund may not necessarily be required to bear the relevant costs. (See “Additional Information – General Information—Solicitation of Proxies.”) Shareholders should understand, however, that if they approve the Manager of Managers Structure, they will generally be giving up their right to vote to approve any new and/or materially amended sub-advisory agreements for the Fund in the future.

Relevant SEC Relief

On July 1, 2013, the SEC granted an exemptive order to the Advisor and certain funds advised by the Advisor (the “First Trust Order”) that, subject to various terms and conditions, permits the Advisor and series of the Trust and other open-end funds (including exchange-traded funds) advised by the Advisor to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisors with approval by the relevant Board of Trustees, but without obtaining shareholder approval. The First Trust Order also includes relief from certain disclosure requirements regarding fees. On May 29, 2019, the SEC granted an exemptive order permitting Carillon Series Trust and Carillon Tower Advisers, Inc. (collectively, “Carillon”) to enter into and materially amend sub-advisory agreements with, in addition to unaffiliated sub-advisors, any sub-advisor that is an “affiliated person” of the investment advisor or a fund for reasons other than serving as sub-advisor (an “Affiliated Sub-Advisor”) without shareholder approval and to utilize aggregate fee disclosure (the “Carillon Order”). On July 9, 2019, the staff of the SEC’s Division of Investment Management (the “Staff”) issued a no-action letter to BNY Mellon Family of Funds, et al. (the “BNYM No-Action Letter”) stating, in general terms, that the Staff would not recommend enforcement action if a fund and investment advisor with existing “manager of managers” relief (such as the First Trust Order) extend their reliance on that existing relief to cover Affiliated Sub-Advisors without seeking an amended exemptive order from the SEC. The Staff’s no-action position is conditioned upon compliance with the conditions set forth in the application for the Carillon Order. The BNYM No-Action Letter and the First Trust Order are referred to collectively as the “Relief.” If shareholders of the Fund approve Proposal 2, the Advisor and the Trust intend to rely on the Relief to implement the Manager of Managers Structure for the Fund.

Additional Information about the Manager of Managers Structure and the Relief

The Board believes that it is in the best interests of the Fund and its shareholders to allow the Advisor the flexibility to appoint and replace sub-advisors (including both Affiliated Sub-Advisors and unaffiliated sub-advisors) and to amend sub-advisory agreements, subject to Board approval, without the potential expense and delay of seeking shareholder approval. The process of seeking shareholder approval can be expensive and may cause delays in implementing changes that the Board and the Advisor have determined are necessary or desirable; however, as noted above, a fund may not necessarily be required to bear the relevant costs. If shareholders approve the Manager of Managers Structure for the Fund, shareholder approval would not be needed to take various actions relating to the Fund’s sub-advisory arrangements, including: (i) to select new or additional sub-advisors for the Fund; (ii) to enter into and/or materially amend sub-advisory agreements relating to the Fund; (iii) to replace a Fund sub-advisor; or (iv) to continue to retain an existing Fund sub-advisor when its sub-advisory agreement has been assigned because of a change of control. However, operation of the Fund under the proposed Manager of Managers Structure would not: (i) permit investment management fees paid by the Fund to the Advisor to be increased without shareholder approval; or (ii) diminish the Advisor’s responsibilities to the Fund. Under the structure, the Advisor would continue to oversee any sub-advisor in the investment and reinvestment of the Fund’s assets and would make recommendations to the Board about whether a sub-advisory agreement should be continued, modified or terminated.

Although shareholder approval of new sub-advisory agreements and material amendments to existing sub-advisory agreements would not be required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the sub-advisor selection process to help ensure that shareholders’ interests are protected whenever the Advisor would seek to select a sub-advisor or modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve any sub-advisory agreements for the Fund as well as any modification to an existing sub-advisory agreement. Further, the Board, including a majority of the Independent Trustees, would continue to review and consider the continuance of each existing sub-advisory agreement at least annually after the expiration of the initial term.

The Relief is subject to several conditions imposed by the SEC, some of which relate to the Board’s responsibilities. For example, the Board will be required to evaluate material conflicts of interest that may be present in a sub-advisory arrangement. Whenever a sub-advisor change is proposed for the Fund or the Board considers an existing sub-advisory agreement as part of its annual review process, the Board, including a majority of the Independent Trustees, will be required to make a separate finding, reflected in the Board minutes, that the sub-advisor change or continuation, as applicable, is in the best interests of the Fund and its shareholders and, based on information provided to the Board, does not involve a conflict of interest from which the Advisor, a sub-advisor, any officer or trustee of the Trust, or any officer or board member of the Advisor derives an inappropriate advantage. Further, whenever a sub-advisor is hired or terminated, the Advisor will be required to provide the Board with information showing the expected impact on the profitability of the Advisor.

In addition, certain conditions to the Relief focus on disclosure to shareholders. If the Manager of Managers Structure is implemented, then, within 90 days after the hiring of any new sub-advisor, the Fund would be required to provide or make available to shareholders an information statement containing information about the sub-advisor and the applicable sub-advisory agreement, similar to that which would have been provided in a proxy statement in the absence of the Manager of Managers Structure (but shareholders would not be asked to vote on the matter). Further, the Fund would be required to disclose in its prospectus the existence, substance and effect of the Relief and that the Advisor has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisor(s) and recommend their hiring, termination and replacement.

Aggregate Fee Disclosure

As indicated above, if the Manager of Managers Structure is implemented for the Fund, the Fund would be permitted to use aggregate fee disclosure. This means that because the Relief includes relief from various requirements relating to the Fund’s disclosure documents (e.g., registration statements and proxy statements) that would otherwise apply, (i) advisory fees paid by the Fund to the Advisor and sub-advisory fees paid by the Advisor to “wholly-owned sub-advisors” (which would generally include, among others, sub-advisors that are wholly-owned subsidiaries of the Advisor) may be disclosed on an aggregate basis; and (ii) sub-advisory fees paid by the Advisor to certain affiliated sub-advisors and to unaffiliated sub-advisors may be disclosed on an aggregate basis.

Shareholder Approval and Required Vote

For the Manager of Managers Structure to be implemented, Proposal 2 must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the Manager of Managers Structure, abstentions will have the effect of a vote against Proposal 2. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients before the Meeting on how to vote their shares on Proposal 2. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on Proposal 2 with respect to shares for which no instructions have been received from customers.

The Board of Trustees recommends that shareholders vote to approve the Manager of Managers Structure.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by (i) officers of the Trust; (ii) the Advisor, the Sub-Advisor and additional service providers to the Trust; and (iii) agents, representatives and affiliates of any of the foregoing. A proxy solicitation firm, EQ Fund Solutions, LLC, has also been engaged to provide proxy solicitation services (including, among other things, solicitation by telephone) and certain related services for the Fund, at a total cost which is estimated to be approximately $18,150, although the actual cost will depend on the level of solicitation required. This cost, as well as the expenses of preparing, printing and mailing the enclosed proxy card, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne entirely by the Sub-Advisor (and/or its affiliates), whether or not the Proposals are approved by shareholders.

The Meeting and Voting Rights

The Meeting is scheduled to be held on Thursday, September 3, 2026, at 12:00 noon Central Time at the offices of First Trust Advisors, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold Fund shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date, to be admitted to the Meeting. You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Each shareholder will be entitled to one vote for each full share of the Fund the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

Any shareholder who wishes to inspect the list of shareholders of record of the Fund entitled to notice of and to be present and to vote at the Meeting should contact the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Use and Revocation of Proxies

Using the enclosed proxy card, a shareholder may authorize the named proxies to vote the shares represented thereby. For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR each Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or (b) if shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Fund entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Fund. Under the Trust’s By-Laws, in general, for purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes, if any, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because each Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Trust does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. In addition, the Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. Further, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present at the Meeting and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on July 20, 2026 (previously defined as the “Record Date”) are entitled to vote on the Proposals at the Meeting. As of the close of business on the Record Date, there were 3,031,908 shares outstanding of the Fund.

Share Ownership Over 5%

The persons who, to the knowledge of the Trust, owned beneficially or of record more than 5% of the shares outstanding of the Fund as of the Record Date are listed in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of the ultimate beneficial owners of the Fund’s shares outstanding.

NAME AND ADDRESS	SHARES Owned	% OF OUTSTANDING SHARES Owned
Morgan Stanley Smith Barney LLC 1300 Thames Street, 6th Floor Baltimore, Maryland 21231	494,271 Shares	16.30%
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716	462,514 Shares	15.25%
Stifel, Nicolaus & Company, Incorporated 501 N Broadway, One Financial Plaza St. Louis, Missouri 63102	268,665 Shares	8.86%
Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	261,710 Shares	8.63%
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, Arizona 85016	254,381 Shares	8.39%
LPL Financial LLC 1055 LPL Way Fort Mill, South Carolina 29715	178,267 Shares	5.88%
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310	172,835 Shares	5.70%

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2025 by (a) the Trustees (including the Independent Trustees and the Trustee who is not an Independent Trustee (the “Interested Trustee”)) and (b) the Trustees and executive officers of the Trust as a group, is set forth below. The information as to beneficial ownership is based on statements furnished by each Trustee and executive officer.

Name	Number of Shares Owned (as of 12/31/2025)	% of Shares Owned (as of 12/31/2025)
Interested Trustee
James A. Bowen	157,808 Shares	4.67%
Independent Trustees
Thomas J. Driscoll	None	0%
Richard E. Erickson	None	0%
Thomas R. Kadlec	2,408 Shares	Less than 1%
Denise M. Keefe	None	0%
Robert F. Keith	1,650 Shares	Less than 1%
Niel B. Nielson	3,000 Shares	Less than 1%
Bronwyn Wright	None	0%
Trustees and Executive Officers as a Group	164,866 Shares	4.87%

The Advisor

First Trust Advisors L.P. (previously defined as the “Advisor” or “First Trust Advisors”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund and, as such, oversees the Sub-Advisor in the investment and re-investment of the Fund’s assets. The Advisor is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor, the Chairman of the Board and the sole Interested Trustee. In light of his interest in and role with the Advisor, given that the Advisor is a party to the New Sub-Advisory Agreement and the Fund’s investment advisor, Mr. Bowen may be deemed to have an interest in each Proposal.

Other Service Providers

First Trust Portfolios L.P., an affiliate of the Advisor, is the principal underwriter of the Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Bank of New York Mellon, the Fund’s administrator, fund accounting agent, custodian, and transfer agent, is located at 240 Greenwich Street, New York, New York 10286.

Delivery of Certain Documents

The Fund will furnish, without charge, a copy of its most recent annual report, audited financial statements for the applicable fiscal year and/or semi-annual report, as available, upon request. Such requests should be made by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Trust or the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

For any matter to be properly before any meeting of shareholders, the matter must be either specified in the notice of meeting given by or at the direction of a majority of the Trustees then in office or otherwise brought before the meeting by or at the direction of the chair or other presiding officer. With the exception of shareholder proposals submitted in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor provisions, only matters proposed by the Trustees may be included in the proxy materials of the Trust or the Fund. The Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Trustees, or any proper committee thereof. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Trust or the Fund (as applicable) begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposals described above is expected to come before the Meeting, but should any other matter permitted under the Trust’s By-Laws to be brought before the Meeting and requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting submitted to shareholders, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

July 28, 2026

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund’s Proxy Solicitor, EQ Fund Solutions, LLC, at (866) 745-0265 weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

EXHIBIT A – FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Investment Sub-Advisory Agreement

This Investment Sub-Advisory Agreement (this “Agreement”) is made as of [            2026], by and among the First Trust Exchange-Traded Fund VIII, a Massachusetts business trust (the “Trust”), First Trust Advisors L.P., an Illinois limited partnership (the “Manager”) and a registered investment adviser with the Securities and Exchange Commission (“SEC”), and Janus Henderson Investors US LLC, a Delaware limited liability company and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the First Trust Active Global Quality Income ETF (the “Fund”) is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust dated January 12, 2023 and effective with respect to the Fund on November 17, 2023 (as such agreement may be modified from time to time (the “Management Agreement”));

Whereas, pursuant to the Management Agreement, the Fund will pay to the Manager, at the end of each calendar month, and the Manager agrees to accept as full compensation therefor, an investment management fee equal to an annual rate of the Fund’s average daily net assets as set forth in the Management Agreement (the “Investment Management Fee”);

Whereas, the Management Agreement provides that the Manager may, subject to certain requirements, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth.

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment.  The Trust and the Manager hereby appoint the Sub-Adviser to serve as Sub-Adviser and to provide certain investment sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

This appointment shall be non-exclusive and nothing in this Agreement shall affect or limit the right of the Sub-Adviser to undertake any other business or venture whatsoever or provide the Fund or the Manager with any right or claim on the income or revenues of any such other business or venture, subject to exception for any liabilities the Sub-Adviser may have under Sections 7, 9 and 11 below.

2. Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”) and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund allocated to the Sub-Adviser from time to time, furnish an investment program in respect of, make investment decisions for, and if and to the extent authorized under Section 3 hereof, place all orders (either directly or through the Manager, subject to its best execution obligations) for the purchase and sale of securities and other assets for the Fund’s investment portfolio allocated to the Sub-Adviser, all on behalf of the Fund and as described in the Fund’s most current effective registration statement on Form N-1A, or any successor form thereto, and as the same and as such investment policies described therein may thereafter be amended from time to time and communicated by the Fund or the Manager in writing to the Sub-Adviser. The Sub-Adviser shall also provide U.S. regulatory and compliance oversight with respect to the Fund’s investment portfolio and any sub-adviser appointed pursuant to Section 8 hereof. In the performance of its duties, the Sub-Adviser will (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund’s investments or other instruments, (c) comply with the provisions of the Trust’s Declaration of Trust and By-laws, as amended from time to time and communicated, in writing, by the Fund or the Manager to the Sub-Adviser, (d) comply with (i) the investment objectives, policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information, (ii) such other investment objectives, policies, restrictions or instructions as the Manager or the Trust’s Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objectives, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing and (e) assist the Manager in the valuation of portfolio assets held by the Fund as reasonably requested by the Manager or the Fund, in writing. Notwithstanding the foregoing, the Manager, Fund and Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value. The Sub-Adviser and the Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objectives, policies and restrictions of the Fund and to consult with each other regarding the investment affairs of the Fund. The Fund or the Manager will provide the Sub-Adviser with current copies of the Trust’s Declaration of Trust, the Trust’s By-laws, the Fund’s prospectus, statement of additional information and any amendments thereto, and any objective, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser’s performance under this Agreement.

Unless otherwise directed by the Board or the Manager, the Sub-Adviser is hereby authorized to take any action with respect to voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), at its sole discretion in accordance with its proxy voting policies and procedures, a copy of which will be provided to the Fund at the Fund’s written request. The Sub-Adviser shall promptly notify the Manager and the Fund of any material change in the voting policy. The Sub-Adviser, if responsible for proxy voting, will be permitted to represent any holdings on behalf of the Fund at any ordinary or special meeting of shareholders and will have the right to exercise any voting rights or any other similar or connected rights.

The Sub-Adviser shall not be required to render any legal advice or initiate litigation with respect to portfolio assets, including, but not limited to, class action and bankruptcy claims.

3. Brokerage and Trade Execution. The Sub-Adviser will have no authority or responsibility to select brokers or dealers or otherwise place orders for the execution of the purchases and sales of portfolio investments on behalf of the Fund, unless and until such time as the Trust, the Manager and the Sub-Adviser mutually agree that the Sub-Adviser will be authorized to undertake such activities on behalf of the Fund. Unless and until otherwise directed by the Manager, orders for purchases and sales of portfolio investments shall be communicated from the Sub-Adviser to the Manager. Notwithstanding the preceding two sentences, if, and only to the extent that, the Board and the Manager grant the Sub-Adviser the authority to select brokers and/or dealers and/or otherwise place orders for the execution of the purchases and sales of portfolio investments on behalf of the Fund in the future, the following provisions of this Section 3 will apply:

(a) Unless otherwise provided by the Manager in writing, the Sub-Adviser is authorized to select, in consultation with the Manager, the brokers, dealers, futures commission merchants, banks or any other agent or counterparty that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution (pursuant to the Sub-Adviser’s best execution obligations), in such manner that the Fund’s total cost or proceeds in each transaction is the most favorable under the circumstances, taking into account all appropriate factors, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including, if applicable, Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser.

(b) It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Fund and the Manager shall instruct the custodian for the Fund to accept and act upon instructions for purchases and sales of portfolio securities and other investment transactions for the account of the Fund issued by the Sub-Adviser pursuant to this Agreement.

(c) In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates to attempt to obtain more favorable price or lower brokerage commissions and efficient execution, if in the Sub-Adviser’s reasonable judgment such aggregation is in the best interest of the Fund as well as other accounts. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each and in compliance with its policies and procedures, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities, assets or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

(d) The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions set forth herein, provided that no such policy or procedures shall bind the Sub-Adviser until it has been communicated by the Fund or the Manager in writing to the Sub-Adviser.

4. Cross Trades. The Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures that have been communicated by the Fund or the Manager in writing to the Sub-Adviser, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund and (c) the Board of Trustees has approved these types of transactions.

In no instance will the Fund’s portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

5. Communications. The Sub-Adviser acknowledges that the Fund intends to rely on Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the “First Trust Fund complex”) or consult with an affiliated person of any such sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), in each case concerning transactions for the Fund or any fund in the First Trust Fund complex in securities or other fund assets. A list of each sub-adviser to the First Trust Fund complex and each affiliated person of any such sub-adviser is provided by the Manager, and the Manager will promptly notify the Sub-Adviser of any amendments to such list. In addition, with respect to a fund in the First Trust Fund complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the fund’s portfolio as may be determined from time to time by the Board of Trustees or the Manager, and shall not consult with a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of the fund’s portfolio concerning transactions for the fund in securities or other assets. Notwithstanding the foregoing, the provisions in this paragraph do not apply to the consultations between the Sub-Adviser and any sub-adviser retained by the Sub-Adviser pursuant to Section 8 hereof.

The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Fund as they may reasonably request.

6. Standard of Care, Board Reporting and Other Services. The Sub-Adviser further agrees that it:

(a) will use the same degree of skill and care in providing its services pursuant to this Agreement as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b) will (i) in the performance of its duties under this Agreement, conform in all material respects to all applicable rules and regulations of the SEC, the Commodity Futures Trading Commission and any other applicable regulatory authority, (ii) in the performance of its duties under this Agreement comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory, commodity pool operator and commodity trading advisory activities;

(c) will report to the Manager and to the Board of Trustees on a quarterly basis by telephone or in person as agreed between the Manager and the Sub-Adviser and will make appropriate persons available by telephone or in person as agreed between the Manager and the Sub-Adviser for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

(d) will prepare and maintain such books and records with respect to the Fund’s assets and other transactions for the Fund’s investment portfolio as required for registered investment advisers under applicable law, the Fund’s policies and procedures or as otherwise reasonably requested, in writing, by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board of Trustees or the Manager may reasonably request. Such records prepared and maintained by the Sub-Adviser as required hereunder shall be open to inspection at all reasonable times by the Manager or the Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Advisers Act or other applicable law;

(e) will monitor the pricing of portfolio assets, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund’s investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in the Fund. In addition, the Sub-Adviser will at the Manager’s reasonable request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments. Notwithstanding the foregoing, the Manager, Fund and Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value; and

(f) will, to the extent the Fund is relying on an exemptive order, an amendment thereto, no-action assurances, or other relief, rule or regulations permitting, in general terms, the Fund to hire one or more sub-advisers or amend a sub-advisory agreement without shareholder approval (collectively, “Manager of Managers Relief”) (i) comply with any terms and conditions provided in the Manager of Managers Relief that are applicable to it and (ii) cooperate with the Fund and the Manager in conjunction with their respective compliance with any terms and conditions provided in the Manager of Managers Relief that are applicable to either of them. For avoidance of doubt, unless advised otherwise by the Manager and/or the Fund, the Fund is relying on the following Manager of Managers Relief: Investment Company Act Rel. No. 30587 (July 1, 2013) and BNY Mellon Family of Funds (pub. avail. July 9, 2019) (the “BNY Letter”) (including compliance with the terms and conditions of the exemptive order granted to Carillon Series Trust, et al., Investment Company Act Rel. Nos. 33464 (May 2, 2019) (notice) and 33494 (May 29, 2019) (order) referenced in the BNY Letter).

7. Expenses. During the term of this Agreement, the Sub-Adviser will be responsible to pay the following:

(a) The Sub-Adviser will pay one-half of all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding (i) the fee payment under this Agreement, (ii) the Investment Management Fee, (iii) interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), (iv) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and (v) extraordinary expenses (collectively, the “Fund Expenses”) in the manner set forth in Section 9 below.

(b) The Sub-Adviser will pay all its expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and other assets (including but not limited to brokerage commissions, taxes and other expenses connected with the execution of portfolio transactions) purchased, sold or otherwise disposed of, for the Fund.

(c) The Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement by the Sub-Adviser (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination of this Agreement (or possible or anticipated termination of this Agreement) as a result of the Sub-Adviser’s assignment of this Agreement (or possible or anticipated assignment of this Agreement), then the Sub-Adviser shall bear, without limitation, (i) the expenses and costs incurred in connection with preparing, printing, filing and mailing an information statement or proxy statement, as applicable and (ii) if relevant, solicitation and other costs associated with the use of a proxy statement. The preceding two sentences, however, shall not apply in the event of an assignment or proposed assignment by the Manager, including any termination of this Agreement that results from an assignment of the Management Agreement or this Agreement, in each case, arising from a change in control of the Manager. The costs and expenses set forth in this paragraph together with the Fund Expenses are collectively, the “Sub-Adviser’s Expenses.”

8. Additional Sub-Advisers; Participating Affiliated Investment Managers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, amendments thereto, no-action assurances or other relief, rule or regulation upon which the Fund may rely) and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described herein with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

Subject to applicable law, including the 1940 Act and the Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff, the Sub-Adviser, through a participating affiliate arrangement, may retain one or more affiliated investment managers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described herein with respect to the Fund. Any portfolio managers or associated persons of the Sub-Adviser (within the meaning set forth in the Advisers Act) shall be subject to the supervision of the Sub-Adviser. A participating affiliate arrangement shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any of its participating affiliates in connection with the performance of the Sub-Adviser’s duties hereunder. To the extent the Sub-Adviser utilizes the services of a participating affiliate, it will provide the Manager and the Fund with 30 days’ prior written notice, which will include the identity of the participating affiliate, and such other information as may be requested by the Manager or the Fund.

 9. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Sub-Advisory Fee”) equal to 50% of the Investment Management Fee; provided, however, such Sub-Advisory Fee payment shall be reduced by the amount of Sub-Adviser’s Expenses owed by the Sub-Adviser under Section 7 hereof. The Sub-Advisory Fee net of the Sub-Adviser’s Expenses shall be payable in arrears on or about the first day of each month during the term of this Agreement. If the Sub-Adviser’s Expenses owed by the Sub-Adviser are greater than the Sub-Advisory Fee, the Sub-Adviser shall pay the Fund/Manager the difference by the date the Sub-Advisory Fee would have been due. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

10. Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in its respective duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

11. Limitation of Liability. The duties of the Sub-Adviser under this Agreement are limited to those expressly set forth herein and as may be imposed under applicable law, and no duties of the Sub-Adviser shall be implied under this Agreement. The Sub-Adviser shall not be liable for, and the Fund, Trust and Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except the Sub-Adviser shall be liable for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement.

12. Term; Termination. This Agreement shall become effective on the date set forth above (the “Effective Date”), provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, amendments thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the Effective Date unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendments thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under the 1940 Act.

This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust on behalf of the Fund is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 9 or the obligation of the Sub-Adviser to pay the Sub-Adviser’s Expenses as described in Sections 7 and 9 earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law. Sections 11, 14 and 15 shall survive termination or the end of the term of this Agreement. Termination of this Agreement shall not affect any rights or claims accrued under this Agreement prior to its termination.

13. Compliance Certification From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager, in writing. In addition, upon written request, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

14. Confidentiality. The Sub-Adviser shall treat as confidential and use only in connection with the Fund in accordance with this Agreement all non-public information of the Fund and the Manager delivered or disclosed in writing to the Sub-Adviser in the course of the Sub-Adviser’s performances under this Agreement. The Manager, the Fund and the Trust shall treat as confidential and use only in connection with the Fund in accordance with this Agreement all non-public information of the Sub-Adviser delivered or disclosed in writing to the Fund or the Manager in the course of the Sub-Adviser’s performances under this Agreement, including for avoidance of doubt investment decisions, trading strategies, and investment advice for the Fund provided by or on behalf of the Sub-Adviser or any other sub-advisers appointed by the Sub-Adviser under Section 8 (“Recommendations”). The undertakings in the first two sentences of this paragraph shall not (a) limit disclosures that are required to be made under or by applicable laws and regulations, governmental bodies of competent jurisdiction, stock exchanges or self-regulatory organizations, or the rules of any such stock exchange or self-regulatory organization, in legal proceedings or by subpoena, judicial or administrative order, civil investigative demand or other similar means (including, without limitation, by deposition, interrogatory, requests for information or documents in any legal or administrative proceeding); (b) apply to information that becomes public without a breach of this paragraph; or (c) prohibit disclosures on a confidential basis to any party’s affiliates, consultants, lawyers, accountants, bankers, securities brokers, other sub-advisers appointed by the Sub-Adviser under Section 8, or other service providers to any of the parties to this Agreement related to the performances contemplated by this Agreement. The parties acknowledge that any breach of the undertakings in the first two sentences of this paragraph might result in immediate, irreparable injury to another party and that, accordingly, equitable remedies, including ex parte remedies, are appropriate in the event of any actual, apparent or threatened breach of any such undertaking. The undertakings in this paragraph shall apply to derivative works.

The Fund and the Manager shall not use, or permit any of their affiliates to use, any Recommendations for any purpose other than the management of the Fund.

For the avoidance of doubt, nothing in this Agreement is intended to impede, prohibit, or in any way restrict a party from reporting potential violations of federal or state securities or commodities laws or regulations (i.e., “whistle blowing”) to, or otherwise communicating directly with or providing information to (including voluntarily), any governmental agency or entity, including, but not limited to, the U.S. Department of Justice, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission or any agency’s inspector general or staff, or from making other disclosures that are protected under the whistleblower provisions of state or federal law or regulation.

15. Sub-Adviser Marks. The Trust, the Fund and the Manager acknowledge that associates of the Sub-Adviser own the names “Janus Henderson Group,” “Janus Henderson Investors,” and “Janus Henderson,” and all related names, marks, and trade dress (collectively, the foregoing are the “Janus Henderson Marks”) and all associated goodwill. The Trust, the Fund and the Manager shall not take any action inconsistent with such ownership, including, without limitation, contesting the ownership of or validity of the Janus Henderson Marks. All use of the Janus Henderson Marks under this Agreement inures to the sole benefit of the Sub-Adviser for and on behalf of the owners of the Janus Henderson Marks. The Trust, the Fund and the Manager shall upon request execute and deliver such documents as the Sub-Adviser may reasonably require to further evidence, assure, and confirm the foregoing.

It is understood that the Trust, the Fund and the Manager have the right to use the Janus Henderson Marks in offering materials or promotional or sales-related materials of the Fund, only with the prior written approval of the Sub-Adviser, such approval not to be unreasonably withheld, and for so long as the Sub-Adviser is Sub-Adviser of the Fund, except to the extent required by law. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when (i) previously approved materials are re-issued with minor, non-material, modifications, (ii) the Manager and Sub-Adviser identify materials which they jointly determine do not require the Sub-Adviser’s approval and (iii) used as required to be disclosed in the registration statement of the Fund. Upon termination of this Agreement, the Trust and the Fund shall forthwith cease to use such name (or derivative or logo) except to the extent required by law.

16. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:	If to the Sub-Adviser:
First Trust Exchange-Traded Fund VIII, on behalf of First Trust Active Global Quality Income ETF First Trust Advisors L.P. 120 E. Liberty Drive Wheaton, Illinois 60187 Attention: Secretary	Janus Henderson Investors US LLC 151 Detroit Street Denver, Colorado 80206 Attention: U.S. Legal Department

The Manager and Fund also hereby consent to the electronic delivery of the Sub-Adviser’s Form ADV, privacy policy and other periodic disclosures and notices to the email address listed above or through other electronic means as agreed to by the parties from time to time. The Sub-Adviser also consents to the electronic delivery of any operational or similar materials provided by the Manager or the Fund in the course of the Sub-Adviser’s services to the Fund hereunder through electronic means agreed to by the parties from time to time.

17. Additional Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust or Fund individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

18. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

19. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 17 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

20. Amendment. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

21. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Fund.

22. Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

23. Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. The right to a trial by jury is expressly waived to the fullest extent permitted by law.

24. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Sub-Advisory Fee described in Section 9 and the obligation of the Sub-Adviser to pay the Sub-Adviser’s Expenses as described in Sections 7 and 9 are not severable.

25. Entire Agreement; Counterparts. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

In Witness Whereof, the Trust on behalf of the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	Janus Henderson Investors US LLC
By:	By:
Title:	Title:

First Trust Exchange-Traded Fund VIII,

on behalf of First Trust Active Global

Quality Income ETF

By: ___________________________________

Title: ______________________________

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-745-0265 Monday through Friday 9 a.m. to 10 p.m. Eastern time

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND VIII

FIRST TRUST ACTIVE GLOBAL QUALITY INCOME ETF (AGQI)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of First Trust Active Global Quality Income ETF (the "Fund"), a series of First Trust Exchange-Traded Fund VIII (the "Trust"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Derek D. Maltbie and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on September 3, 2026, at 12:00 p.m. Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated July 28, 2026, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. **In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting).** A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and each Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-866-745-0265. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on September 3, 2026.** The Proxy Statement of the Fund is available at: https://vote.proxyonline.com/firsttrust/docs/agqi.pdf

PROXY ID NUMBER BAR CODE CUSIP:

PROXY CARD

First Trust Active Global Quality Income ETF

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL SET FORTH BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

PROXY ID NUMBER BAR CODE CUSIP: